UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Interface, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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. NNNNNNNNNNNN + C 1234567890 IMPORTANT ANNUAL MEETING INFORMATION 000004 NNNNNN ENDORSEMENT_LINE______________ SACKPACK_____________ NNNNNNNNN MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet Go to www.envisionreports.com/ITFC Or scan the QR code with your smartphone Follow the steps outlined on the secure website Shareholders’ Annual Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for Interface, Inc. Shareholders’ Annual Meeting to be Held on May 17, 2012. You are receiving this notice that the proxy materials for the shareholders’ annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or e-mail copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2011 annual report to shareholders are available at: www.envisionreports.com/ITFC When you go online to view materials, you can also vote your shares. Please have this notice available 3 Easy Online Access — A Convenient Way to View Proxy Materials and Votewhen you access the website to vote. Step 1: Go to www.envisionreports.com/ITFC to view the materials. Step 2: Click on Cast Your Vote or Request Paper Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2012 to facilitate timely delivery. PC] 1 324580 001 + <STOCK#> 01G2MC

Shareholders’ Annual Meeting Notice Interface, Inc.’s Annual Meeting of Shareholders will be held on May 17, 2012 at 2859 Paces Ferry Road, Club Level, Atlanta, Georgia 30339, at 10:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR proposals 1, 2 and 3: 1. Election of Directors. 2. Approval of executive compensation. 3. Ratification of the appointment of BDO USA, LLP as independent auditors for 2012. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to attend the meeting can be found at www.memberstatements.com/Clubs/CSG-Vinings/uploaded/facilitypics/directions1.pdf